SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2023
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

29.SUBSEQUENT EVENTS

Dividends Declared

On February 15, 2024, Agnico Eagle announced that the Board approved the payment of a quarterly cash dividend of $0.40 per common share (a total value of approximately $198.9 million), payable on March 15, 2024 to holders of record of the common shares of the Company on March 1, 2024.

New Credit Facility

On February 12, 2024, the Company entered into the New Credit Facility with a group of financial institutions that provides the Company a $2.0 billion unsecured revolving credit facility. On the same day, the Company drew $200.0 million on the New Credit Facility and used the proceeds of such draw to repay the Old Credit Facility. The New Credit Facility matures and all indebtedness thereunder is due and payable on February 12, 2029. The New Credit Facility is available in US dollars through SOFR and base rate advances, or in Canadian dollars through CORRA and prime rate advances, priced at the applicable rate plus a margin that ranges from 0.00% to 2.00%. The New Credit Facility also provides for the issuance of letters of credit, priced at the applicable rate plus a margin that varies from 0.60% to 2.00%. The lenders under the New Credit Facility are each paid a standby fee at a rate that ranges from 0.09% to 0.25% of the undrawn portion of the New Credit Facility. In each case, the applicable margin or standby fees vary depending on the Company’s credit rating. The Company’s payment and performance of its obligations under the New Credit Facility are not guaranteed by any of its subsidiaries, however the Company must provide guarantees from certain of its subsidiaries if any existing indebtedness of the Company benefits from guarantees and the Company no longer maintains an investment grade credit rating, or if the Company incurs new indebtedness for borrowed money and provides guarantees of such new indebtedness from any of its subsidiaries. The New Credit Facility contains customary covenants limiting certain actions of the Company and its material subsidiaries, and customary events of default for a borrower with the Company’s credit profile. The Company is also required to maintain a total net debt to capitalization ratio below a specified maximum value.

Amendment to the Term Loan Facility

Contemporaneous with the execution of the New Credit Facility, the Company amended and restated its $600.0 million unsecured Term Loan Facility. The Term Loan Facility was amended to release the guarantees that had previously been delivered by certain of the Company’s subsidiaries, to provide that guarantees may be required in the future under the same conditions as noted above for the New Credit Facility, and to align the covenants, including the net debt to capitalization ratio, and the events of default with the more favourable covenants and events of default under the New Credit Facility. The Term Loan Facility matures and all indebtedness thereunder remains due and payable on April 21, 2025.